[Scudder Investments logo]

Scudder Growth and Income Fund

Class AARP and Class S Shares

Semiannual Report

March 31, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Growth and Income Fund	Ticker Symbol	Fund Number
Class AARP	ACDGX	164
Class S	SCDGX	064

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

[Photograph of Lin Coughlin]
Dear Shareholder,

The past two years have been a very challenging time for the U.S. stock market, as slowing economic growth, the September 11 terrorist attacks, and concerns about accounting practices in corporate America have contributed to a difficult investment environment. During the last six months, however, the picture has become somewhat brighter as the economy has begun to show signs of a recovery. This has proven beneficial to investors in stocks and stock funds, as the U.S. market still stands above its September lows despite its difficulties so far in 2002.

As the rebound in the economy unfolds, we urge investors to remain patient because the process of recovery is likely to be slow and uneven. Against this backdrop, it is reasonable to expect that stock prices will remain highly sensitive to short-term news developments, making days where the market rises or falls 1-2 percent fairly commonplace. It is at these times - when stock prices are gyrating wildly and the market outlook is changing by the day - that it becomes more important than ever to keep your long-term goals in mind and to remain focused on stocks' long-term potential rather than their daily fluctuations.

Thank you for your continued investment in Scudder Growth and Income Fund.

Sincerely,
/s/ Lin Coughlin

Linda C. Coughlin
President
Scudder Growth and Income Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary March 31, 2002

Average Annual Total Returns
	6-Month	1-Year	3-Year	5-Year	10-Year
Scudder Growth and Income Fund - Class S	10.37%	-1.06%	-3.04%	4.06%	10.10%
S&P 500 Index+	10.97%	.21%	-2.54%	10.17%	13.25%

	6-Month	1-Year	Life of Class*
Scudder Growth and Income Fund - Class AARP*	10.37%	-1.06%	-10.45%
S&P 500 Index+	10.97%	.21%	-15.13%

* Class AARP shares commenced operations on August 14, 2000. Index comparisons begin August 31, 2000.

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 3/31/02	$ 21.01	$ 21.00
9/30/01	$ 19.08	$ 19.08
Distribution Information: Six Months: Income Dividends	$ .06	$ .06

Class S Lipper Rankings - Large-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	362	of	807	45
3-Year	322	of	608	53
5-Year	331	of	374	89
10-Year	77	of	110	70

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment
-- Scudder Growth and Income Fund - Class S -- S&P 500 Index+

Yearly periods ended March 31

Comparative Results
Scudder Growth and Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,894	$9,116	$12,204	$26,179
	Average annual total return	-1.06%	-3.04%	4.06%	10.10%
S&P 500 Index+	Growth of $10,000	$10,021	$9,257	$16,230	$34,715
	Average annual total return	.21%	-2.54%	10.17%	13.25%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes. Performance of the classes may differ, expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

In the following interview, Portfolio Managers Kathleen Millard and Gregory S. Adams discuss Scudder Growth and Income Fund's strategy and the market environment during the six-month period ended March 31, 2002.

Q: How would you describe the market environment of the past six months?

A: As has been the case for the past two years, the U.S. stock market took investors on yet another roller coaster ride during the fund's most recent reporting period. Stocks delivered a stellar performance during the fourth calendar quarter of 2001, when a powerful rally was fueled by the notion that the economy was rebounding from the September 11 terrorist attacks more quickly than investors had anticipated. This year has proven more difficult, however, as the collapse of the energy trading firm Enron in January fueled concerns about the quality of corporate governance and the effect of questionable accounting practices on earnings. Then, following a rally in February that was sparked by a string of exceptionally positive economic data, the market again took a breather in March as investors grew concerned about valuations, profit warnings from a handful of technology and telecommunications firms, and the prospects that a stronger economy could mean higher interest rates later in the year.

When the dust settled, the U.S. market - as a whole - showed solid gains for the six-month period. Still, the market was rife with risk as several companies registered sharp declines during this time. As a result, strong stock picking and a focus on fundamental research was essential even in what proved to be a favorable period for stocks.

Q: How did the fund perform during this interval?

A: The fund's S shares returned 10.37 percent, compared to a return of 10.97 percent for its unmanaged benchmark, the S&P 500 index. The fund's performance goal is to outperform the S&P 500, which it failed to do in the short term. However, its two-year return of -8.05 percent exceeds the -11.42 percent return of the benchmark. The fund outperformed the average return of the funds in its Lipper peer group - Large-Cap Core Funds - over the six months, placing it in the 45th percentile, but this too fell short of our goal of finishing in the top quartile of the Lipper category. Over the longer term, however, we have achieved this objective: the fund is in the top 18 percent of its category over the two-year period ended March 31, after having finished in the 22nd and 34th percentiles, respectively, in the calendar years 2000 and 2001.1 We believe longer-term measurements are a better gauge of fund performance than shorter, six-month intervals. Given that we took over management of the fund in October 1999, shareholders can begin to judge our team's performance using rolling three-year performance numbers by the end of this year.

1 Scudder Growth and Income Fund (Class S shares) ranked 362, 322, 331, and 77 for the 1-, 3-, 5-, and 10-year periods as of 3/31/02. There were 807, 608, 374, and 110 funds, respectively, in Lipper's Large-Cap Core Funds category for each of these periods. The fund finished 150 of 696 funds in 2000, 265 of 796 funds in 2001, and 126 of 709 funds over the two years ended March 31. Ranking is based on the fund's total return during the periods cited. Performance includes reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper, Inc. as of 3/31/02.

Q: What factors helped and hurt performance?

A: Performance was helped by stock selection in the technology sector - where we added value in the semiconductor (computer chip) area through our holdings in Intel and Applied Materials - and in the communications technology area, where we held Nokia and Cisco (which did well) and avoided Motorola and Nortel (which did not). Performance was also helped by our decision to add to the aerospace sector following September 11. In this area, United Technologies performed particularly well. Selection in health care also provided a boost - here, we held Pfizer, Johnson & Johnson, and Wyeth (formerly American Home Products), which posted solid gains, but we stayed away from Bristol-Myers Squibb, Merck, and Schering-Plough, which lagged. We are also pleased to note that our fundamental research prompted us to sell the fund's position in Tyco during January prior to the worst portion of the stock's decline.

On the negative side, the fund was hurt by its underweight position in consumer discretionary stocks2, which performed well once investors came to realize that the fears of a post-September 11 slump were overblown. The fund was also slightly overweight in the telecommunications area, where performance was hurt by our holdings in the laggards Sprint and AT&T Wireless. And in the basic materials area, performance was hurt by our position in Dow Chemical, which fell due to fears related to its exposure to asbestos litigation.

2 Consumer discretionary stocks are those companies that make products that are primarily bought by consumers but that are not staples such as food or beverages. For example, automakers, retailers, and hotel operators are in this category. Since companies in this sector make products that are non-necessities, those companies tend to be more sensitive to economic fluctuations.

Q: Please review your investment process.

A: We continue to employ a three-part investment process that incorporates proprietary valuation screens, fundamental research, and risk management techniques to build a diversified portfolio of large-cap stocks.

This technique allows us to search the 1,000 largest stocks in the market and drill down to a core portfolio of 60-75 companies that we believe represent the most compelling investment opportunities. While this approach may not enable the fund to outperform the S&P 500 in any given three- or six-month period, we believe it will allow the fund to outperform over the long term.

Q: Is there a company in which you have invested that provides a good illustration of this process?

A: An example of our discipline at work is our purchase and subsequent sale of the biotechnology stock Genzyme. We purchased the stock in September 2000 at roughly $33, because all three aspects of our investment process showed it to be a strong buy candidate. First, our valuation model showed that Genzyme was attractively valued in relation to the health care sector in general, and to biotech stocks in particular. Second, our fundamental analysis demonstrated that the stock's true value was in the $58-$65 range, based on our view that investors were underestimating the impact that Genzyme's drug for dialysis and pre-dialysis patients - Renagel - would have on its earnings. Finally, our risk management process showed that we could add to this stock without moving the fund's weighting in the health care sector significantly above the sector's weighting in the S&P 500. (Keeping the fund's sector weightings in line with the index lessens the chance that underperformance will be generated by factors other than our stock selection.) The stock subsequently did very well over the next 18 months, as our fundamental thesis proved correct and our valuation target was reached.

Once we add a stock to the fund, we continually monitor the holding to make sure our original thesis remains intact. In the case of Genzyme, all three aspects of our model began to flash sell signals in January of this year. First, its valuation had increased to a level where the stock had reached fair value in relation to its peers. Second, our fundamental research showed that although Renagel had fully penetrated its market, investors' expectations for Genzyme's future revenues were still very high. And third, from a risk management standpoint, we believed it was wise to take profits in the stock after a significant run-up. We sold the stock at approximately $53 a share, representing a gain of roughly 60 percent over our original purchase price. The stock subsequently fell to the low $40s by the end of the reporting period.

Q: How has your approach led you to position the portfolio?

A: Our bottom-up approach helped uncover numerous opportunities in cyclical stocks (those that are sensitive to fluctuations in the economy) during the fourth quarter of 2001. This was a positive for the fund during the first quarter of 2002, since cyclicals - as a group - performed well as investors began to anticipate an economic recovery. Now that the sector has rallied, we will be looking for opportunities in other areas of the market, but we will maintain a slightly pro-cyclical tilt in the portfolio because we continue to see potential among individual companies in the sector.

The fund is slightly underweight in health care, where we have tried to diversify away from pure pharmaceutical stocks in favor of companies with more diversified operations, such as Johnson & Johnson. The fund is also slightly overweight in technology, with a focus on software and semiconductors. We are holding on to the fund's positions in telecommunications stocks such as AT&T Wireless and Sprint, which have not performed well, as we remain positive on the longer-term outlook for these stocks. In the financial sector, the fund is equal-weighted with the S&P 500, consistent with our neutral outlook for many stocks in the group.

Q: What is your outlook for the months ahead?

A: We look at the broad market environment in terms of its three main pillars - earnings, valuations, and interest rates. All of these factors were pointing in a positive direction in the report that was sent out to shareholders six months ago, and while our view panned out - with the market rising more than 10 percent - the investment environment proved to be tougher than we anticipated.

Looking ahead, we believe the picture is still positive but somewhat more challenging. The good news is that we think earnings will increase nicely in the quarters ahead, since companies have cut costs significantly and are therefore poised to profit if an expanding economy boosts revenues. On the negative side, however, the interest rate picture has moved to neutral, since the Federal Reserve's next move - although likely still months away - will probably be to raise interest rates. With respect to valuations, we believe many companies are now fully valued, but in certain sectors opportunities remain pervasive.

On balance, we believe investors should expect a positive market environment, but one in which investment returns are more difficult to come by than they were in the late 1990s. We urge shareholders to keep in mind that whatever is taking place in the market on a day-to-day or even a month-to-month basis, stocks are a long-term investment. And we believe Scudder Growth and Income Fund, with its disciplined, three-step investment process, is well-positioned to capitalize on the market's long-term potential.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2002

Asset Allocation	3/31/02	9/30/01

Common Stocks	99%	96%
Cash Equivalents	1%	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	3/31/02	9/30/01

Financial	20%	20%
Technology	19%	13%
Health	13%	17%
Manufacturing	10%	8%
Energy	7%	8%
Consumer Staples	7%	8%
Consumer Discretionary	6%	7%
Durables	5%	3%
Communications	4%	9%
Other	9%	7%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2002 (28.8% of Portfolio)
1. Microsoft Corp. Developer of computer software	3.6%
2. Johnson & Johnson Provider of health care products	3.5%
3. Bank of America Corp. Provider of commercial banking services	3.4%
4. Citigroup, Inc. Provider of diversified financial services	3.4%
5. General Electric Co. Industrial conglomerate	3.1%
6. Exxon Mobil Corp. Explorer and producer of oil and gas	3.0%
7. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	2.3%
8. Intel Corp. Designer, manufacturer, and seller of computer components and related products	2.3%
9. Wal-Mart Stores, Inc. Operator of discount stores	2.1%
10. Anheuser-Busch Companies, Inc. Producer and operator of brand name beers, cans, and barley seed processing plants	2.1%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of March 31, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 99.5%
Communications 4.4%
Cellular Telephone 1.8%
AT&T Wireless Services, Inc.*	5,774,800	51,684,460
Nokia Oyj (ADR)	3,467,000	71,905,580
		123,590,040
Telephone/Communications 2.6%
SBC Communications, Inc.	1,636,640	61,275,802
Sprint Corp.	3,736,000	57,123,440
Verizon Communications, Inc.	1,443,890	65,913,579
		184,312,821
Consumer Discretionary 5.5%
Department & Chain Stores 3.9%
Home Depot, Inc.	2,497,600	121,408,336
Wal-Mart Stores, Inc.	2,441,800	149,657,922
		271,066,258
Specialty Retail 1.6%
Staples, Inc.*	5,367,400	107,186,978
Consumer Staples 6.9%
Alcohol 2.2%
Anheuser-Busch Companies, Inc.	2,860,800	149,333,760
Food & Beverage 2.6%
Albertson's, Inc.	2,567,100	85,073,694
PepsiCo, Inc.	1,883,200	96,984,800
		182,058,494
Package Goods/Cosmetics 2.1%
Avon Products, Inc.	1,362,600	74,016,432
Clorox Co.	1,621,400	70,741,682
		144,758,114
Durables 4.6%
Aerospace 3.1%
Lockheed Martin Corp.	934,100	53,785,478
United Technologies Corp.	2,174,100	161,318,220
		215,103,698
Automobiles 1.5%
Delphi Automotive Systems Corp.	2,742,500	43,852,575
General Motors Corp.	1,022,500	61,810,125
		105,662,700
Energy 7.2%
Oil & Gas Production 2.0%
Burlington Resources, Inc.	1,294,800	51,908,532
ChevronTexaco Corp.	950,975	85,844,513
		137,753,045
Oil Companies 5.2%
Exxon Mobil Corp.	4,725,038	207,098,416
Royal Dutch Petroleum Co. (New York shares)	1,551,300	84,266,616
TotalFinaElf SA	459,437	70,785,302
		362,150,334
Financial 19.9%
Banks 7.2%
Bank of America Corp.	3,483,600	236,954,472
Bank One Corp.	3,303,600	138,024,408
FleetBoston Financial Corp.	1,780,900	62,331,500
PNC Financial Services Group	1,018,700	62,639,863
		499,950,243
Consumer Finance 4.5%
Citigroup, Inc.	4,724,899	233,976,999
Household International, Inc.	1,376,800	78,202,240
		312,179,239
Insurance 2.3%
American International Group, Inc.	1,261,550	91,008,217
John Hancock Financial Services, Inc.	1,809,900	69,120,081
		160,128,298
Other Financial Companies 5.9%
Fannie Mae	1,411,175	112,724,659
Lehman Brothers Holdings, Inc.	1,454,400	94,012,416
Marsh & McLennan Companies, Inc.	863,700	97,373,538
Morgan Stanley Dean Witter & Co.	1,779,900	102,006,069
		406,116,682
Health 13.1%
Biotechnology 0.9%
Biogen, Inc.*	1,251,500	61,398,590
Medical Supply & Specialty 5.7%
Biomet, Inc.	1,886,300	51,043,278
Guidant Corp.*	2,434,500	105,462,540
Johnson & Johnson	3,704,700	240,620,265
		397,126,083
Pharmaceuticals 6.5%
Abbott Laboratories	2,266,200	119,202,120
Eli Lilly & Co.	690,100	52,585,620
Pfizer, Inc.	3,498,800	139,042,312
Wyeth	2,128,800	139,755,718
		450,585,770
Manufacturing 9.7%
Chemicals 1.4%
Dow Chemical Co.	3,018,500	98,765,320
Containers & Paper 1.8%
International Paper Co.	2,986,400	128,445,064
Diversified Manufacturing 5.7%
General Electric Co.	5,744,500	215,131,525
Illinois Tool Works, Inc.	1,253,300	90,676,255
Minnesota Mining & Manufacturing Co.	773,200	88,925,732
		394,733,512
Machinery/Components/Controls 0.8%
Ingersoll-Rand Co. "A"	1,048,400	52,440,968
Media 4.0%
Broadcasting & Entertainment 2.9%
Viacom, Inc. "B"*	2,481,600	120,034,992
Walt Disney Co.	3,608,600	83,286,488
		203,321,480
Cable Television 0.0%
Comcast Corp. "A"*	79,500	2,528,100
Print Media 1.1%
Gannett Co., Inc.	974,200	74,136,620
Service Industries 3.7%
EDP Services 1.3%
Automatic Data Processing, Inc.	1,569,300	91,443,111
Miscellaneous Consumer Services 1.4%
eBay, Inc.*	652,400	36,951,936
Sabre Holdings Corp.*	1,208,800	56,463,048
		93,414,984
Printing/Publishing 1.0%
McGraw-Hill, Inc.	1,061,600	72,454,200
Technology 18.9%
Computer Software 7.0%
Intuit, Inc.*	1,778,000	68,204,080
Microsoft Corp.*	4,105,200	247,584,612
Oracle Corp.*	4,967,400	63,582,720
PeopleSoft, Inc.*	2,949,600	107,748,888
		487,120,300
Diverse Electronic Products 2.0%
Applied Materials, Inc.*	2,522,800	136,912,356
Electronic Components/Distributors 1.9%
Cisco Systems, Inc.*	5,300,600	89,739,158
Lucent Technologies, Inc.	8,750,100	41,387,973
		131,127,131
Electronic Data Processing 2.8%
Dell Computer Corp.*	2,594,400	67,739,784
International Business Machines Corp.	1,231,300	128,055,200
		195,794,984
Precision Instruments 1.0%
Agilent Technologies, Inc.*	1,939,300	67,797,928
Semiconductors 4.2%
Altera Corp.*	2,179,400	47,663,478
Intel Corp.	5,200,750	158,154,808
Texas Instruments, Inc.	2,649,000	87,681,900
		293,500,186
Transportation 0.9%
Railroads
Union Pacific Corp.	1,019,800	63,370,372
Utilities 0.7%
Electric Utilities
FirstEnergy Corp.	1,426,000	49,311,080
Total Common Stocks (Cost $6,093,159,352)		6,907,078,843

Cash Equivalents 0.5%
Zurich Scudder Cash Management QP Trust, 1.93% (b) (Cost $34,689,657)	34,689,657	34,689,657
Total Investment Portfolio - 100.0% (Cost $6,127,849,009) (a)		6,941,768,500

* Non-income producing security.
(a) The cost for federal income tax purposes was $6,156,653,862. At March 31, 2002, net unrealized appreciation for all securities based on tax cost was $785,114,638. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,087,151,128 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $302,036,490.
(b) Zurich Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc., formerly Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $6,127,849,009)	$ 6,941,768,500
Cash	846,801
Receivable for investments sold	93,011,263
Dividends receivable	5,879,078
Receivable for Fund shares sold	1,951,186
Foreign taxes recoverable	247,654
Total assets	7,043,704,482
Liabilities
Payable for Fund shares redeemed	46,335,937
Accrued management fee	2,697,942
Other accrued expenses and payables	1,893,396
Total liabilities	50,927,275
Net assets, at value	$ 6,992,777,207
Net Assets
Net assets consist of: Undistributed net investment income	1,414,847
Net unrealized appreciation (depreciation) on: Investments	813,919,491
Foreign currency related transactions	3,251
Accumulated net realized gain (loss)	(30,260,000)
Paid-in capital	6,207,699,618
Net assets, at value	$ 6,992,777,207

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2002 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($3,564,190,453 / 169,667,685 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.01
Class S Net Asset Value, offering and redemption price per share ($3,385,382,216 / 161,178,618 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.00
Class A Net Asset Value and redemption price per share ($24,411,048 / 1,167,718 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.90
Maximum offering price per share (100 / 94.25 of $20.90)	$ 22.18
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($14,275,923 / 685,631 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 20.82
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,517,567 / 216,893 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 20.83

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $596,336)	$ 46,921,291
Interest	1,530,265
Total Income	48,451,556
Expenses: Management fee	15,994,766
Administrative fee	10,672,648
Distribution service fees	118,175
Trustees' fees and expenses	76,618
Other	111,734
Total expenses, before expense reductions	26,973,941
Expense reductions	(7,205)
Total expenses, after expense reductions	26,966,736
Net investment income (loss)	21,484,820
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	130,851,787
Foreign currency related transactions	(57,001)
130,794,786
Net unrealized appreciation (depreciation) on: Investments	548,829,434
Foreign currency related transactions	41,493
548,870,927
Net gain (loss) on investment transactions	679,665,713
Net increase (decrease) in net assets resulting from operations	$ 701,150,533

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30, 2001
Operations: Net investment income (loss)	$ 21,484,820	$ 66,287,387
Net realized gain (loss) on investment transactions	130,794,786	(28,348,172)
Net unrealized appreciation (depreciation) on investment transactions during the period	548,870,927	(2,441,476,811)
Net increase (decrease) in net assets resulting from operations	701,150,533	(2,403,537,596)
Distributions to shareholders from: Net investment income: Class AARP	(10,154,965)	(34,022,312)
Class S	(9,876,823)	(36,888,673)
Class A	(38,185)	(87,138)
Class B	-	(93)
Class C	-	(162)
Net realized gains: Class AARP	-	(298,428,127)
Class S	-	(316,124,883)
Class A	-	(509,920)
Fund share transactions: Proceeds from shares sold	253,882,650	662,030,982
Net assets acquired in tax-free reorganization	-	35,225,719
Reinvestment of distributions	18,113,931	622,603,436
Cost of shares redeemed	(850,476,149)	(2,534,234,334)
Net increase (decrease) in net assets from Fund share transactions	(578,479,568)	(1,214,374,197)
Increase (decrease) in net assets	102,600,992	(4,303,973,101)
Net assets at beginning of period	6,890,176,215	11,194,149,316
Net assets at end of period (including undistributed net investment income of $1,414,847 at March 31, 2002)	$ 6,992,777,207	$ 6,890,176,215

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP

Years Ended September 30,	2002[a]	2001[b]	2000[c]
Selected Per Share Data
Net asset value, beginning of period	$ 19.08	$ 27.01	$ 27.09
Income (loss) from investment operations: Net investment income (loss)[d]	.06	.17	.01
Net realized and unrealized gain (loss) on investment transactions	1.93	(6.36)	(.06)
Total from investment operations	1.99	(6.19)	(.05)
Less distributions from: Net investment income	(.06)	(.18)	(.03)
Net realized gains on investment transactions	-	(1.56)	-
Total distributions	(.06)	(1.74)	(.03)
Net asset value, end of period	$ 21.01	$ 19.08	$ 27.01
Total Return (%)	10.37**	(24.15)	(.18)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,564	3,416	5,353
Ratio of expenses (%)	.76*	.76	.75*
Ratio of net investment income (loss) (%)	.61*	.71	.04**
Portfolio turnover rate (%)	55*	57	55*

a For the six months ended March 31, 2002 (Unaudited).
b For the year ended September 30, 2001.
c For the period from August 14, 2000 (commencement of sales of Class AARP shares) to September 30, 2000.
d Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class S

Years Ended September 30,	2002[a]	2001[b]	2000[c]	1999[d]	1998[d]	1997[d]	1996[d]
Selected Per Share Data
Net asset value, beginning of period	$ 19.08	$ 27.02	$ 26.69	$ 26.31	$ 27.33	$ 23.23	$ 20.23
Income (loss) from investment operations: Net investment income (loss)[e]	.06	.17	.13	.48	.62	.62	.60
Net realized and unrealized gain (loss) on investment transactions	1.92	(6.36)	.51	1.11	1.06	6.26	3.84
Total from investment operations	1.98	(6.19)	.64	1.59	1.68	6.88	4.44
Less distributions from: Net investment income	(.06)	(.19)	(.11)	(.51)	(.61)	(.58)	(.57)
Net realized gains on investment transactions	-	(1.56)	(.20)	(.70)	(2.09)	(2.20)	(.87)
Total distributions	(.06)	(1.75)	(.31)	(1.21)	(2.70)	(2.78)	(1.44)
Net asset value, end of period	$ 21.00	$ 19.08	$ 27.02	$ 26.69	$ 26.31	$ 27.33	$ 23.23
Total Return (%)	10.37**	(24.14)	2.32**	6.15	6.07	30.31	22.18
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,385	3,434	5,834	6,765	7,582	6,834	4,186
Ratio of expenses (%)	.76*	.76	.86f*	.80	.74	.76	.78
Ratio of net investment income (loss) (%)	.61*	.71	.64*	1.76	2.20	2.31	2.77
Portfolio turnover rate (%)	55*	57	55*	70	41	22	27

a For the six months ended March 31, 2002 (Unaudited).
b For the year ended September 30, 2001.
c For the nine months ended September 30, 2000. On February 7, 2000, the Fund changed its fiscal year end from December 31 to September 30.
d For the year ended December 31.
e Based on average shares outstanding during the period.
f The ratio of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 was .84%.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Growth and Income Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares, which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund inherited approximately $2,943,000 of capital losses from its merger with Kemper US Growth and Income Fund (see Note D), which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2008 ($1,589,000), September 30, 2007 ($684,000), September 30, 2006 ($263,000) and September 30, 2005 ($407,000), the respective expiration dates, whichever occurs first, subject to certain limitations imposed by sections 382-384 of the Internal Revenue Code.

In addition, from November 1, 2000 through September 30, 2001, the Fund incurred approximately $127,758,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $1,886,426,201 and $2,267,854,987, respectively.

C. Related Parties

On April 5, 2002, Zurich Scudder Investments, Inc. ("ZSI" or the "Advisor") was acquired by Deutsche Bank AG. Deutsche Bank AG acquired 100% of ZSI with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.45% of the first $14,000,000,000 of the Fund's average daily net assets, 0.425% of the next $2,000,000,000 of such net assets, 0.400% of the next $2,000,000,000 of such net assets and 0.385% of such net assets in excess of $18,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.45% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.300%, 0.300%, 0.325%, 0.375% and 0.350% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended March 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at March 31, 2002
Class AARP	$ 5,357,473	$ 915,157
Class S	5,240,173	890,386
Class A	41,541	9,931
Class B	26,167	4,545
Class C	7,294	1,320
	$ 10,672,648	$ 1,821,339

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2002
Class B	$ 52,334	$ 6,391
Class C	15,632	2,117
	$ 67,966	$ 8,508

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2002
Class A	$ 28,055	$ 5,075
Class B	16,944	2,810
Class C	5,210	886
	$ 50,209	$ 8,771

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2002 aggregated $8,160.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2002, the CDSC for Class B and C shares aggregated $22,529 and $62, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended March 31, 2002, totaled $1,530,265 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Acquisition of Assets

On June 11, 2001, the Fund acquired all of the net assets of Kemper US Growth and Income Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 663,683 Class A shares, 685,719 Class B shares and 183,296 Class C shares of the Fund, respectively, for 1,515,710 Class A shares, 1,580,312 Class B shares and 422,678 Class C shares of the Kemper US Growth and Income Fund, respectively, outstanding on June 18, 2001. Kemper US Growth and Income Fund's net assets at that date ($35,225,719), including $3,114,645 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $8,826,842,117. The combined net assets of the Fund immediately following the acquisition were $8,862,067,836.

E. Share Transactions

The following table summarizes shares and dollar activity in the Fund:

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	2,716,719	$ 56,142,777	4,891,554	$ 112,745,124
Class S	8,303,123	169,216,487	22,732,556	528,783,650
Class A	1,221,649	24,906,321	751,281	17,593,835*
Class B	122,710	2,509,640	85,175	1,815,418**
Class C	54,154	1,107,425	50,065	1,092,955**
		$ 253,882,650		$ 662,030,982
Shares issued in tax-free reorganization
Class A	-	-	663,683	$ 15,264,853
Class B	-	-	685,719	15,750,507
Class C	-	-	183,296	4,210,359
		$ -		$ 35,225,719
Shares issued to shareholders in reinvestment of distributions
Class AARP	429,241	$ 9,018,779	12,585,762	$ 301,444,917
Class S	431,123	9,058,028	13,380,730	320,567,169
Class A	1,776	37,124	25,074	591,120*
Class B	-	-	3	68**
Class C	-	-	8	162**
		$ 18,113,931		$ 622,603,436
Shares redeemed
Class AARP	(12,487,184)	$ (256,968,513)	(36,660,299)	$ (838,337,971)
Class S	(27,525,781)	(564,620,011)	(72,079,337)	(1,681,169,468)
Class A	(1,244,358)	(25,489,994)	(531,276)	(12,372,715)*
Class B	(138,126)	(2,809,422)	(69,850)	(1,469,358)**
Class C	(28,737)	(588,209)	(41,893)	(884,822)**
		$ (850,476,149)		$ (2,534,234,334)
Net increase (decrease)
Class AARP	(9,341,224)	$ (191,806,957)	(19,182,983)	$ (424,147,930)
Class S	(18,791,535)	(386,345,496)	(35,966,051)	(831,818,649)
Class A	(20,933)	(546,549)	908,762	21,077,093*
Class B	(15,416)	(299,782)	701,047	16,096,635**
Class C	25,417	519,216	191,476	4,418,654**
		$ (578,479,568)		$ (1,214,374,197)

* On December 29, 2000, Class R Shares were redesignated as Class A.
** For the period from December 29, 2000 (commencement of sales of Class B and Class C shares) to September 30, 2001.

F. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $7,205 for custodian credits earned.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Growth and Income Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
191,354,440	8,499,073	7,095,266

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.*
Income
Scudder GNMA Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAILTM - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277.

Questions on this policy may be sent to the following address:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735.

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669.

Notes